Exhibit 99.2

SUPPLEMENTAL INFORMATION FIRST QUARTER 2020

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE MONTHS ENDED MARCH 31, 2020

Forward-Looking Statement

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the length and severity of the COVID-19 pandemic and its impact on our business, the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance, and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state and local laws and regulations including, without limitation, those governing REITs; the impact of general economic and business conditions, including in connection with the COVID-19 pandemic; rental rates and occupancy levels at the Company’s facilities; and changes in these conditions as a result of the COVID-19 pandemic, the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Cash NOI – We utilized cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in revenue and in cost of operations. The non-cash revenue includes straight-line rent, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. The non-cash expenses are equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Core FFO and Core FFO per share – Core FFO represents FFO excluding the net impact of (i) income allocated to preferred shareholders to the extent redemption value exceeds the related carrying value and (ii) other nonrecurring income or expense items as appropriate. Core FFO per share represents Core FFO allocable to diluted shares and units divided by the weighted average diluted shares and units. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.

Funds Available for Distribution (“FAD”) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash revenue or expenses such as straight-line rent and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

Funds from Operations (“FFO”) and FFO per share – FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to diluted shares and units, divided by aggregate diluted shares and units. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Net Operating Income (“NOI”) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Retained Cash – Retain cash represents free cash available after fixed charges less (i) non-recurring property renovations and funds used for development and redevelopment.

	March 31, 2020	December 31, 2019
ASSETS

Cash and cash equivalents	$87,874	$62,786	(a)

Real estate facilities, at cost
Land	857,758	846,635
Buildings and improvements	2,214,861	2,206,134

	3,072,619	3,052,769
Accumulated depreciation	(1,181,660)	(1,159,769)

	1,890,959	1,893,000	(b)
Properties held for sale, net (1)	-	11,502
Land and building held for development, net	26,216	28,110

	1,917,175	1,932,612

Rent receivable	2,903	1,392	(c)
Deferred rent receivable	33,747	32,993
Other assets	12,317	16,660	(d)

Total assets	$2,054,016	$2,046,443

LIABILITIES AND EQUITY

Accrued and other liabilities	$78,644	$84,632	(e)

Total liabilities	78,644	84,632

Equity
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock	944,750	944,750
Common stock	274	274
Paid-in capital	734,091	736,986	(f)
Accumulated earnings	76,739	63,666	(g)

Total PS Business Parks, Inc.’s shareholders’ equity	1,755,854	1,745,676
Noncontrolling interests	219,518	216,135

Total equity	1,975,372	1,961,811

Total liabilities and equity	$2,054,016	$2,046,443

See following page for additional detail related to the tickmarks shown in the table above.

(1)

On January 7, 2020, the Company completed the sale of a one single-tenant government building totaling 113,000 square feet at Metro Park North located in Montgomery County, Maryland, for a gross sales price of $30.0 million. This building represents the entirety of the properties held for sale, net as of December 31, 2019.

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2019			$62,786
	Net cash provided by operating activities			70,007
	Net cash provided by investing activities			7,587
	Net cash used in financing activities			(52,506)

	Ending cash balance at March 31, 2020			$87,874

(b)	Change in real estate facilities
	Beginning balance at December 31, 2019			$1,893,000
	Acquisition of real estate			13,276
	Recurring capital improvements			1,223
	Tenant improvements, gross			3,549
	Capitalized lease commissions			2,082
	Nonrecurring capital improvements			93
	Depreciation and amortization			(22,248)
	Transfer to properties held for sale			(16)

	Ending balance at March 31, 2020			$1,890,959

				Increase
(c)	Change in rent receivable	March 31, 2020	December 31, 2019	(Decrease)
	Non-government customers (1)	$2,182	$597	$1,585
	U.S. Government customers	721	795	(74)

		$2,903	$1,392	$1,511

				Increase
(d)	Change in other assets	March 31, 2020	December 31, 2019	(Decrease)
	Lease intangible assets, net	$8,844	$9,973	$(1,129)
	Prepaid property taxes and insurance	1,031	2,572	(1,541)
	Other	2,442	4,115	(1,673)

		$12,317	$16,660	$(4,343)

				Increase
(e)	Change in accrued and other liabilities	March 31, 2020	December 31, 2019	(Decrease)
	Customer security deposits	$38,329	$39,118	$(789)
	Accrued property taxes	12,958	11,521	1,437
	Customer prepaid rent	11,265	14,519	(3,254)
	Lease intangible liabilities, net	7,267	8,541	(1,274)
	Other	8,825	10,933	(2,108)

		$78,644	$84,632	$(5,988)

(f)	Change in paid-in capital
	Beginning paid-in capital			$736,986
	Stock compensation expense, net			760
	Cash paid for taxes in lieu of shares upon vesting of restricted stock units			(3,655)

	Ending paid in capital			$734,091

(g)	Change in accumulated earnings
	Beginning accumulated earnings			$63,666
	Net income			53,936
	Distributions to preferred shareholders			(12,046)
	Distributions to common shareholders			(28,817)

	Ending accumulated earnings			$76,739

(1)	Included in the balance at March 31, 2020 is $1.6 million of prior year expense recovery billings and for comparative purposes this balance was $1.7 million as of March 31, 2019.

	For The Three Months
	Ended March 31,
	2020	2019
Rental income	$106,216	$107,825	(a)

Expenses
Cost of operations	31,263	33,593	(b)
Depreciation and amortization	26,619	24,875
General and administrative	3,323	3,233	(c)

Total operating expenses	61,205	61,701

Interest and other income	557	618	(d)
Interest and other expense	(161)	(167)	(e)
Gain on sale of real estate facility	19,621	-

Net income	65,028	46,575
Allocation to noncontrolling interests	(11,092)	(7,027)

Net income allocable to PS Business Parks, Inc.	53,936	39,548
Allocation to preferred shareholders	(12,046)	(12,959)
Allocation to restricted stock unit holders	(275)	(268)

Net income allocable to common shareholders	$41,615	$26,321

Net income per common share
Basic	$1.52	$0.96
Diluted	$1.51	$0.96

Weighted average common shares outstanding
Basic	27,448	27,373
Diluted	27,550	27,479

		For The Three Months Ended		Increase
(a)	Rental income:	March 31, 2020	March 31, 2019	(Decrease)
	Same Park	$97,170	$94,196	$2,974
	Same Park non-cash revenue (1)	802	617	185
	Non-Same Park	5,357	2,318	3,039
	Non-Same Park non-cash revenue (1)	261	163	98
	Multifamily	2,559	2,497	62
	Multifamily non-cash revenue (1)	1	1	-
	Revenue from assets sold (2)	66	8,033	(7,967)

		$106,216	$107,825	$(1,609)

		For The Three Months Ended		Increase
(b)	Cost of operations:	March 31, 2020	March 31, 2019	(Decrease)
	Same Park	$28,178	$28,177	$1
	Same Park non-cash expenses (3)	255	276	(21)
	Non-Same Park	1,782	1,143	639
	Non-Same Park non-cash expenses (3)	19	13	6
	Multifamily	1,016	1,071	(55)
	Expenses from assets sold (2)	13	2,913	(2,900)

		$31,263	$33,593	$(2,330)

		For The Three Months Ended		Increase
(c)	General and administrative expenses:	March 31, 2020	March 31, 2019	(Decrease)
	Compensation expense	$1,753	$1,683	$70
	Stock compensation expense	668	665	3
	Professional fees and other	902	885	17

		$3,323	$3,233	$90

		For The Three Months Ended		Increase
(d)	Interest and other income:	March 31, 2020	March 31, 2019	(Decrease)
	Management fee income	$70	$78	$(8)
	Interest income	303	326	(23)
	Other income	184	214	(30)

		$557	$618	$(61)

		For The Three Months Ended		Increase
(e)	Interest and other expense:	March 31, 2020	March 31, 2019	(Decrease)
	Interest expense	$-	$-	$-
	Credit facilities fees & other charges	(161)	(167)	(6)

		$(161)	$(167)	$(6)

(1)	Non-cash revenue represents straight-line rent, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements.
(2)

Amounts for the three months ended March 31, 2020 reflect the operating results related to a 113,000 square foot office building sold in 2020; amounts for the three months ended March 31, 2019 reflect the operating results related to a 113,000 square foot office building sold in 2020 and 1.3 million square feet of assets sold in 2019.

(3)	Non-cash expenses represent stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.

PROPERTY INFORMATION (1)

	For The Three Months Ended March 31,
	2020	2019	% Change
Total Portfolio (2)
Total rentable square footage at period end	27,522,000	26,753,000	2.9%
Weighted average occupancy	92.9%	94.1%	(1.3%)
Period end occupancy	92.6%	94.1%	(1.6%)
Annualized realized rent per occupied sq. ft. (3) (5)	$16.20	$15.46	4.8%
RevPAF (4) (5)	$15.06	$14.55	3.5%

Same Park Portfolio (6)
Total rentable square footage at period end	25,696,000	25,696,000	-
Weighted average occupancy	92.9%	94.7%	(1.9%)
Period end occupancy	92.5%	94.7%	(2.3%)
Annualized realized rent per occupied sq. ft. (3) (5)	$16.42	$15.58	5.4%
RevPAF (4) (5)	$15.25	$14.76	3.3%

Non-Same Park Portfolio (7)
Total rentable square footage at period end	1,826,000	1,057,000	72.8%
Weighted average occupancy	93.3%	78.6%	18.7%
Period end occupancy	93.6%	79.9%	17.1%
Annualized realized rent per occupied sq. ft. (3)	$13.24	$11.94	10.9%
RevPAF (4)	$12.35	$9.39	31.5%

Multifamily Portfolio
Number of units	395	395	-
Weighted average occupancy	94.9%	95.1%	(0.2%)
Period end occupancy	94.1%	94.9%	(0.8%)

(1)	Excludes a 113,000 square foot office building sold in 2020 and 1.3 million rentable square feet of assets sold in 2019.
(2)	Operating metrics from our multifamily asset are excluded from the total portfolio operating metrics.

(3)	Annualized realized rent per occupied square foot represents the annualized GAAP revenue earned per occupied square foot.

(4)	RevPAF represents the annualized GAAP revenue earned per total weighted average available square foot.

(5)	Total and Same Park annualized realized rent per occupied square foot and RevPAF include lease buyout income of $278,000 and $177,000 for the three months ended March 31, 2020 and 2019, respectively.

(6)	Same Park includes assets acquired prior to January 1, 2018.

(7)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2018.

NET OPERATING INCOME

	For The Three Months Ended March 31,
	2020	2019	% Change
Rental income
Same Park (1) (2)	$97,972	$94,813	3.3%
Non-Same Park (3)	5,618	2,481	126.4%
Multifamily	2,560	2,498	2.5%
Assets sold	66	8,033	(99.2%)

Total rental income	106,216	107,825	(1.5%)

Adjusted cost of operations (4)
Same Park (1) (5)	28,178	28,177	0.0%
Non-Same Park (3)	1,782	1,143	55.9%
Multifamily	1,016	1,071	(5.1%)
Assets sold	13	2,896	(99.6%)

Total	30,989	33,287	(6.9%)

Net operating income
Same Park (1)	69,794	66,636	4.7%
Non-Same Park (3)	3,836	1,338	186.7%
Multifamily	1,544	1,427	8.2%
Assets sold (6)	53	5,137	(99.0%)

Total net operating income	$75,227	$74,538	0.9%

CASH NET OPERATING INCOME

	For The Three Months Ended March 31,
	2020	2019	% Change
Cash rental income (7)
Same Park (1) (2)	$97,170	$94,196	3.2%
Non-Same Park (3)	5,357	2,318	131.1%
Multifamily	2,559	2,497	2.5%
Assets sold	66	7,801	(99.2%)

Total cash rental income	105,152	106,812	(1.6%)

Adjusted cost of operations (4)
Same Park (1) (5)	28,178	28,177	0.0%
Non-Same Park (3)	1,782	1,143	55.9%
Multifamily	1,016	1,071	(5.1%)
Assets sold	13	2,896	(99.6%)

Total adjusted cost of operations	30,989	33,287	(6.9%)

Cash net operating income
Same Park (1)	68,992	66,019	4.5%
Non-Same Park (3)	3,575	1,175	204.3%
Multifamily	1,543	1,426	8.2%
Assets sold (6)	53	4,905	(98.9%)

Total cash net operating income	$74,163	$73,525	0.9%

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre)

	For The Three Months Ended March 31,
	2020	2019	% Change
Net income	$65,028	$46,575	39.6%
Net interest (income) expense	(166)	(190)	(12.6%)
Depreciation and amortization	26,619	24,875	7.0%
Gain on sale of real estate facilities and development rights	(19,621)	-	100.0%

EBITDAre	$71,860	$71,260	0.8%

(1)	Same Park includes assets acquired prior to January 1, 2018.
(2)	Same Park rental income and cash rental income include lease buyout income of $278,000 and $177,000 for the three months ended March 31, 2020 and 2019, respectively.

(3)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2018.

(4)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations. Refer to page 7 for reconciliation of cash expenses to Cost of Operations as reported on our GAAP income statement

(5)	The table below details Same Park adjusted cost of operations:

	For The Three Months Ended March 31,
	2020	2019	% Change
Cost of operations
Property taxes	$10,789	$10,147	6.3%
Utilities	5,120	4,905	4.4%
Repairs and maintenance	5,405	5,510	(1.9%)
Snow removal	78	999	(92.2%)
Payroll and other expenses	6,786	6,616	2.6%

Total cost of operations	$28,178	$28,177	0.0%

(6)

NOI from assets sold in 2020 was $53,000 and $617,000 for the three months ended March 31, 2020 and 2019, respectively. Cash NOI from assets sold in 2020 was $53,000 and $584,000 for the three months ended March 31, 2020 and 2019, respectively. The three month remainder NOI balance in 2019 relates to assets sold during 2019.

(7)

Cash rental income excludes non-cash revenue, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements. Refer to page 7 for reconciliation of cash rental income to Rental Income as reported on our GAAP income statement.

	For the Three Months Ended
	March 31, 2020				March 31, 2019				Total % Change
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Cash rental income (1)
Northern California	$21,039	$2,579	$3,127	$26,745	$20,552	$2,467	$2,992	$26,011	2.8%
Southern California	9,002	4,898	187	14,087	8,790	4,638	183	13,611	3.5%
Dallas	3,168	5,430	—	8,598	3,050	5,130	—	8,180	5.1%
Austin	2,184	6,100	—	8,284	2,061	5,408	—	7,469	10.9%
Northern Virginia	1,938	6,068	9,972	17,978	1,793	6,326	10,582	18,701	(3.9%)
South Florida	10,608	502	32	11,142	10,443	456	1	10,900	2.2%
Seattle	3,242	1,735	186	5,163	2,657	1,602	181	4,440	16.3%
Suburban Maryland	1,042	—	4,131	5,173	1,197	—	3,687	4,884	5.9%

Total	52,223	27,312	17,635	97,170	50,543	26,027	17,626	94,196	3.2%

Adjusted cost of operations (2)
Northern California	4,737	648	781	6,166	4,595	679	770	6,044	2.0%
Southern California	2,299	1,353	73	3,725	2,227	1,251	68	3,546	5.0%
Dallas	1,011	2,034	—	3,045	947	1,965	—	2,912	4.6%
Austin	745	2,214	—	2,959	718	2,006	—	2,724	8.6%
Northern Virginia	530	1,822	3,865	6,217	616	2,027	4,439	7,082	(12.2%)
South Florida	2,844	134	14	2,992	2,711	150	22	2,883	3.8%
Seattle	847	420	54	1,321	619	367	49	1,035	27.6%
Suburban Maryland	351	—	1,402	1,753	381	—	1,570	1,951	(10.1%)

Total	13,364	8,625	6,189	28,178	12,814	8,445	6,918	28,177	0.0%

Cash NOI
Northern California	16,302	1,931	2,346	20,579	15,957	1,788	2,222	19,967	3.1%
Southern California	6,703	3,545	114	10,362	6,563	3,387	115	10,065	3.0%
Dallas	2,157	3,396	—	5,553	2,103	3,165	—	5,268	5.4%
Austin	1,439	3,886	—	5,325	1,343	3,402	—	4,745	12.2%
Northern Virginia	1,408	4,246	6,107	11,761	1,177	4,299	6,143	11,619	1.2%
South Florida	7,764	368	18	8,150	7,732	306	(21)	8,017	1.7%
Seattle	2,395	1,315	132	3,842	2,038	1,235	132	3,405	12.8%
Suburban Maryland	691	—	2,729	3,420	816	—	2,117	2,933	16.6%

Total	$38,859	$18,687	$11,446	$68,992	$37,729	$17,582	$10,708	$66,019	4.5%

(1)

Cash rental income excludes non-cash revenue, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements. Cash rental income includes lease buyout income of $278,000 and $177,000 for the three months ended March 31, 2020 and 2019, respectively.

(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in costs of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information.

	For the Three Months Ended	Cost per Weighted
	March 31, 2020	Average Square Foot
Commercial recurring capital expenditures (1)
Same Park
Capital improvements	$1,220	$0.05
Tenant improvements	3,438	0.13
Lease commissions	2,075	0.08

Total Same Park recurring capital expenditures	6,733	$0.26

Non-Same Park
Capital improvements	3	$—
Tenant improvements	92	0.05
Lease commissions	7	—

Total Non-Same Park recurring capital expenditures	102	$0.05

Total recurring capital expenditures	6,835	$0.25
Assets sold recurring capital expenditures	16

Total commercial recurring capital expenditures	6,851
Non-Same Park non-recurring property renovations (2)	93

Multifamily capital expenditures	—

Total capital expenditures	$6,944

(1)

The Company defines “recurring capital expenditures” as capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.

(2)	Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

	For the Three Months Ended
	March 31,
	2020	2019
Net income allocable to common shareholders	$41,615	$26,321
Adjustments
Gain on sale of real estate facilities	(19,621)	-
Depreciation and amortization	26,619	24,875
Net income allocable to noncontrolling interests	11,092	7,027
Net income allocable to restricted stock unit holders	275	268
FFO allocated to joint venture partner	(43)	(29)

FFO allocable to diluted common shares and units	59,937	58,462
Core FFO allocable to diluted common shares and units	59,937	58,462
Adjustments
Recurring capital improvements	(1,223)	(1,070)
Tenant improvements	(3,530)	(3,524)
Capitalized lease commissions	(2,082)	(1,843)
Total recurring capital expenditures for assets sold	(16)	(250)
Straight-line rent	(768)	(657)
In-place lease adjustment	(66)	21
Tenant improvement reimbursement amortization, net of lease incentive amortization	(230)	(379)
Stock compensation expense	942	971
Cash paid for taxes in lieu of shares upon vesting of restricted stock units	(3,655)	(5,494)

FAD allocable to diluted common shares and units	49,309	46,237
Distributions to common shareholders	(28,817)	(28,737)
Distributions to noncontrolling interests - common units	(7,671)	(7,671)
Distributions to restricted stock unit holders	(182)	(268)
Distributions to noncontrolling interests - joint venture	(38)	-

Free cash available after fixed charges	12,601	9,561
Non-recurring property renovations (1)	(93)	(864)
Investment in multifamily redevelopment (2)	(875)	(425)
Investment in industrial development (3)	(437)	-

Retained cash	$11,196	$8,272

Weighted average outstanding
Common shares	27,448	27,373
Operating partnership units	7,305	7,305
Restricted stock units	77	140
Common share equivalents	102	106

Total diluted common shares and units	34,932	34,924

FFO per share	$1.72	$1.67
Core FFO per share	$1.72	$1.67
FAD distribution payout ratio (4)	74.4%	79.3%

(1)	Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

(2)	Represents predevelopment and development costs related to multifamily redevelopment projects.

(3)	Represents developments and predevelopment costs related to industrial development projects.

(4)

FAD distribution payout ratio is equal to total distributions to common shareholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

	As of March 31, 2020			As of December 31, 2019
		% of Total			% of Total
		Market	WTD Average		Market	WTD Average
	Total	Capitalization	Rate	Total	Capitalization	Rate

Unsecured Debt:
$250.0 million unsecured credit facility (LIBOR + 0.825%)	$-	-	-	$-	-	-

Total unsecured debt	-	-	-	-	-	-

Preferred Equity:
5.200% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	189,750	3.4%		189,750	2.8%
5.250% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	4.1%		230,000	3.5%
5.200% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	3.5%		200,000	3.0%
4.875% Series Z preferred stock (13,000,000 depositary shares outstanding) callable 11/4/24	325,000	5.7%		325,000	4.9%

Total preferred equity	944,750	16.7%	5.10%	944,750	14.2%	5.10%

Total debt and preferred equity	944,750	16.7%	5.10%	944,750	14.2%	5.10%

Common stock (27,477,303 and 27,440,953 shares outstanding as of March 31, 2020 and December 31, 2019, respectively) (1)	3,723,724	65.8%		4,524,190	67.8%
Common operating partnership units (7,305,355 units outstanding as of March 31, 2020 and December 31, 2019) (1)	990,022	17.5%		1,204,434	18.0%
Total common equity (1)	4,713,746	83.3%		5,728,624	85.8%

Total market capitalization	$5,658,496	100.0%		$6,673,374	100.0%

	For the three months ended March 31, 2020			For the year ended December 31, 2019
Interest expense and related expenses (3)	$137			$611
Preferred distributions	12,046			54,346

Total fixed charges and preferred distributions	$12,183			$54,957

Ratio of EBITDAre to fixed charges and preferred distributions	5.9x			5.3x
Ratio of FFO to fixed charges and preferred distributions	5.9x			5.3x
Ratio of Debt and Preferred Equity to EBITDAre (2)	3.3x			3.3x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each reporting period. Closing share prices on March 31, 2020 and December 31, 2019 were $135.52 and $164.87, respectively.

(2)

Ratio of debt and preferred equity to EBITDAre is calculated as total debt and preferred equity divided by EBITDAre. Ratio of debt and preferred equity to EBITDAre as of March 31, 2020 is calculated using annualized EBITDAre for the three months ended March 31, 2020.

(3)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.

Industry Concentration as of March 31, 2020

			Percentage of
			Total Rental Income
Business services			19.7%
Warehouse, distribution, transportation and logistics			12.9%
Computer hardware, software and related services			11.0%
Health services			8.0%
Retail, food, and automotive			7.9%
Engineering and construction			7.8%
Government			6.3%
Insurance and financial services			3.3%
Electronics			3.0%
Home furnishings			2.6%
Communications			1.9%
Aerospace/defense products and services			1.9%
Educational services			1.0%
Other			12.7%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of March 31, 2020

	Square Footage	Annualized	Percentage of Total
Customer		Rental Income (1)	Annualized Rental Income

US Government	521,000	$13,831	3.3%
Luminex Corporation	199,000	4,351	1.0%
Amazon Inc.	213,000	2,734	0.7%
KZ Kitchen Cabinet & Stone	191,000	2,667	0.6%
Lockheed Martin Corporation	124,000	2,570	0.6%
CentralColo, LLC	96,000	2,328	0.6%
Applied Materials, Inc.	162,000	2,327	0.6%
Carbel, LLC	236,000	2,238	0.5%
Quanta Computer Inc.	179,000	1,884	0.4%
ECS Federal, LLC	81,000	1,852	0.4%

Total	2,002,000	$36,782	8.7%

Tenant Composition as of March 31, 2020

			Average Tenant Size
		Number	(in square feet)
		of Tenants	Average square footage
Large Tenant Portfolio (2)		1,371	12,892
Small Tenant Portfolio (3)		3,634	2,150

Total Portfolio		5,005	5,093

(1)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from April 1, 2020 through the respective date of expiration.
(2)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(3)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

Realized Revenue per Occupied Square Foot (1) (2)
	For the Three Months
	Ended March 31,
Region	2020	2019	% Change

Northern California	$16.37	$14.90	9.9%
Southern California	$18.33	$17.34	5.7%
Dallas	$13.32	$12.47	6.8%
Austin	$17.74	$17.14	3.5%
Northern Virginia	$20.19	$20.55	(1.8%)
South Florida	$12.28	$11.69	5.0%
Seattle	$14.90	$13.16	13.2%
Suburban Maryland	$19.68	$19.81	(0.7%)
Total	$16.42	$15.58	5.4%

Revenue per Available Foot (RevPAF) (1) (3)
	For the Three Months
	Ended March 31,
Region	2020	2019	% Change

Northern California	$14.95	$14.39	3.9%
Southern California	$17.35	$16.58	4.6%
Dallas	$12.03	$11.53	4.3%
Austin	$16.95	$15.54	9.1%
Northern Virginia	$18.61	$19.27	(3.4%)
South Florida	$11.55	$11.27	2.5%
Seattle	$14.74	$12.64	16.6%
Suburban Maryland	$17.98	$17.65	1.9%
Total	$15.25	$14.76	3.3%

Realized Revenue per Occupied Square Foot (1) (2)
	For the Three Months
	Ended March 31,
Region	2020	2019	% Change

Industrial	$13.81	$12.78	8.1%
Flex	$19.31	$18.61	3.8%
Office	$24.57	$25.13	(2.2%)
Total	$16.42	$15.58	5.4%

Revenue per Available Foot (RevPAF) (1) (3)
	For the Three Months
	Ended March 31,
Region	2020	2019	% Change

Industrial	$12.85	$12.31	4.4%
Flex	$17.97	$17.12	5.0%
Office	$22.59	$23.06	(2.0%)
Total	$15.25	$14.76	3.3%

(1)	Rental income includes lease buyout income of $278,000 and $177,000 for the three ended March 31, 2020 and 2019, respectively.
(2)	Represents GAAP revenue earned per occupied square foot. For the three month periods ended March 31, 2020 and 2019, GAAP rental income amounts have been annualized.
(3)	Represents GAAP revenue earned per total weighted average available square foot. For the three month periods ended March 31, 2020 and 2019, GAAP rental income amounts have been annualized.

Rentable Square Footage of Same Park Properties by Product Type as of March 31, 2020

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	507	1,440	1,970	3,917	15.2%
South Florida	3,728	126	12	3,866	15.0%
Silicon Valley	3,094	367	-	3,461	13.8%
East Bay	3,297	53	-	3,350	13.0%
Dallas	1,300	1,587	-	2,887	11.2%
Austin	755	1,208	-	1,963	7.6%
Los Angeles County	1,256	317	31	1,604	6.2%
Seattle	1,092	270	28	1,390	5.4%
Suburban Maryland	394	-	751	1,145	4.4%
Orange County	810	101	-	911	3.5%
San Diego County	233	535	-	768	3.0%
Mid-Peninsula	-	94	340	434	1.7%

Total	16,466	6,098	3,132	25,696	100.0%

Percentage by Product Type	64.1%	23.7%	12.2%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended March 31, 2020

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.3%	94.6%	90.0%	92.1%
South Florida		94.2%	88.1%	100.0%	94.0%
Silicon Valley		96.3%	97.7%	-	96.4%
East Bay		85.8%	93.9%	-	86.0%
Dallas		92.4%	88.5%	-	90.3%
Austin		98.2%	93.9%	-	95.5%
Los Angeles County		94.0%	97.1%	98.9%	94.7%
Seattle		99.4%	97.2%	98.4%	98.9%
Suburban Maryland		84.7%	-	94.5%	91.1%
Orange County		93.5%	91.9%	-	93.4%
San Diego County		97.3%	95.7%	-	96.2%
Mid-Peninsula		-	86.0%	94.6%	92.8%
Total		93.0%	93.1%	91.8%	92.9%

Rentable Square Footage of Same Park Properties by Size as of March 31, 2020 (1)

Markets	Large Tenant	Small Tenant	Total	% of Total

Northern Virginia	2,479	1,438	3,917	15.2%
South Florida	3,107	759	3,866	15.0%
Silicon Valley	2,835	626	3,461	13.8%
East Bay	3,052	298	3,350	13.0%
Dallas	1,758	1,129	2,887	11.2%
Austin	1,718	245	1,963	7.6%
Los Angeles County	712	892	1,604	6.2%
Seattle	951	439	1,390	5.4%
Suburban Maryland	537	608	1,145	4.4%
Orange County	513	398	911	3.5%
San Diego County	-	768	768	3.0%
Mid-Peninsula	-	434	434	1.7%

Total	17,662	8,034	25,696	100.0%

Percentage by Product Type	68.7%	31.3%	100.0%

Same Park Weighted Average Occupancy Rates by Size for the Three Months Ended March 31, 2020 (1)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		91.0%	94.1%	92.1%
South Florida		94.3%	92.7%	94.0%
Silicon Valley		97.1%	93.4%	96.4%
East Bay		84.7%	98.9%	86.0%
Dallas		92.6%	86.7%	90.3%
Austin		96.5%	88.5%	95.5%
Los Angeles County		94.8%	94.6%	94.7%
Seattle		99.6%	97.5%	98.9%
Suburban Maryland		91.2%	91.0%	91.1%
Orange County		92.8%	94.1%	93.4%
San Diego County		-	96.2%	96.2%
Mid-Peninsula		-	92.8%	92.8%
Total		92.8%	93.0%	92.9%

(1)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Rentable Square Footage of Properties by Product Type as of March 31, 2020

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,564	1,440	1,970	4,974	18.1%
South Florida	3,728	126	12	3,866	13.9%
Silicon Valley	3,094	446	-	3,540	12.9%
East Bay	3,297	53	-	3,350	12.2%
Dallas	1,300	1,587	-	2,887	10.5%
Los Angeles County	1,946	317	31	2,294	8.3%
Austin	755	1,208	-	1,963	7.1%
Seattle	1,092	270	28	1,390	5.1%
Suburban Maryland	394	-	751	1,145	4.2%
Orange County	810	101	-	911	3.3%
San Diego County	233	535	-	768	2.8%
Mid-Peninsula	-	94	340	434	1.6%

Total	18,213	6,177	3,132	27,522	100.0%

Percentage by Product Type	66.2%	22.4%	11.4%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended March 31, 2020

Markets		Industrial	Flex	Office	Total

Northern Virginia		90.7%	94.6%	90.0%	91.6%
South Florida		94.2%	88.1%	100.0%	94.0%
Silicon Valley		96.3%	96.7%	-	96.3%
East Bay		85.8%	93.9%	-	86.0%
Dallas		92.4%	88.5%	-	90.3%
Los Angeles County		95.9%	97.1%	98.9%	96.1%
Austin		98.2%	93.9%	-	95.5%
Seattle		99.4%	97.2%	98.4%	98.9%
Suburban Maryland		84.7%	-	94.5%	91.1%
Orange County		93.5%	91.9%	-	93.4%
San Diego County		97.3%	95.7%	-	96.2%
Mid-Peninsula		-	86.0%	94.6%	92.8%
Total		93.1%	93.1%	91.8%	92.9%

Rentable Square Footage of Properties by Size as of March 31, 2020 (1)

Markets	Large	Small	Total	% of Total

Northern Virginia	3,399	1,575	4,974	18.1%
South Florida	3,107	759	3,866	13.9%
Silicon Valley	2,835	705	3,540	12.9%
East Bay	3,052	298	3,350	12.2%
Dallas	1,758	1,129	2,887	10.5%
Los Angeles County	1,255	1,039	2,294	8.3%
Austin	1,718	245	1,963	7.1%
Seattle	951	439	1,390	5.1%
Suburban Maryland	537	608	1,145	4.2%
Orange County	513	398	911	3.3%
San Diego County	-	768	768	2.8%
Mid-Peninsula	-	434	434	1.6%

Total	19,125	8,397	27,522	100.0%

Percentage by Product Type	69.5%	30.5%	100.0%

Weighted Average Occupancy Rates by Size for the Three Months Ended March 31, 2020 (1)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		90.4%	94.1%	91.6%
South Florida		94.3%	92.7%	94.0%
Silicon Valley		97.1%	93.2%	96.3%
East Bay		84.7%	98.9%	86.0%
Dallas		92.6%	86.7%	90.3%
Los Angeles County		97.1%	94.9%	96.1%
Austin		96.5%	88.5%	95.5%
Seattle		99.6%	97.5%	98.9%
Suburban Maryland		91.2%	91.0%	91.1%
Orange County		92.8%	94.1%	93.4%
San Diego County		-	96.2%	96.2%
Mid-Peninsula		-	92.8%	92.8%
Total		92.9%	93.1%	92.9%

(1)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Lease Expirations - Total Portfolio
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	4,337	$70,930	16.0%	16.0%
2021	5,257	90,314	20.4%	20.4%
2022	5,109	90,630	20.5%	20.5%
2023	3,744	62,240	14.1%	14.1%
2024	2,642	46,668	10.6%	10.6%
Thereafter	4,492	81,486	18.4%	18.4%

Total	25,581	$442,268	100.0%	100.0%

Lease Expirations - Industrial
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	2,823	$36,917	15.1%	8.3%
2021	3,246	47,214	19.2%	10.7%
2022	3,304	48,517	19.8%	11.0%
2023	2,628	37,262	15.2%	8.4%
2024	1,854	28,241	11.5%	6.4%
Thereafter	3,060	47,146	19.2%	10.7%

Total	16,915	$245,297	100.0%	55.5%

Lease Expirations - Flex
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	1,009	$19,323	16.3%	4.4%
2021	1,423	28,179	23.7%	6.3%
2022	1,227	25,991	21.9%	5.9%
2023	621	12,370	10.4%	2.8%
2024	460	9,804	8.3%	2.2%
Thereafter	1,026	23,024	19.4%	5.2%

Total	5,766	$118,691	100.0%	26.8%

Lease Expirations - Office
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	505	$14,690	18.8%	3.3%
2021	588	14,921	19.1%	3.4%
2022	578	16,122	20.6%	3.6%
2023	495	12,608	16.1%	2.9%
2024	328	8,623	11.0%	2.0%
Thereafter	406	11,316	14.4%	2.5%

Total	2,900	$78,280	100.0%	17.7%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - Northern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2020	924	$19,220	16.1%	4.3%
2021	1,232	22,631	18.9%	5.1%
2022	1,117	19,575	16.4%	4.4%
2023	915	16,448	13.8%	3.7%
2024	744	12,727	10.7%	2.9%
Thereafter	1,678	28,738	24.1%	6.5%

Total	6,610	$119,339	100.0%	26.9%

Lease Expirations - Southern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2020	1,038	$15,463	22.4%	3.5%
2021	873	16,717	24.2%	3.8%
2022	995	18,353	26.7%	4.2%
2023	353	6,916	10.0%	1.6%
2024	304	6,390	9.3%	1.4%
Thereafter	277	5,133	7.4%	1.2%

Total	3,840	$68,972	100.0%	15.7%

Lease Expirations - Dallas

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2020	466	$6,473	17.8%	1.5%
2021	679	8,990	24.7%	2.0%
2022	332	4,126	11.4%	0.9%
2023	482	6,192	17.0%	1.4%
2024	190	2,862	7.9%	0.7%
Thereafter	473	7,700	21.2%	1.7%

Total	2,622	$36,343	100.0%	8.2%

Lease Expirations - Austin

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2020	186	$3,273	9.1%	0.7%
2021	330	6,259	17.5%	1.4%
2022	401	7,254	20.2%	1.6%
2023	203	3,536	9.9%	0.8%
2024	209	4,392	12.3%	1.0%
Thereafter	552	11,118	31.0%	2.5%

Total	1,881	$35,832	100.0%	8.0%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - Northern Virginia

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2020	700	$11,899	13.0%	2.7%
2021	934	17,390	19.0%	3.9%
2022	1,081	23,879	26.1%	5.4%
2023	516	10,714	11.7%	2.4%
2024	499	10,208	11.2%	2.3%
Thereafter	838	17,394	19.0%	3.9%

Total	4,568	$91,484	100.0%	20.6%

Lease Expirations - South Florida

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2020	640	$6,889	15.2%	1.6%
2021	794	10,228	22.6%	2.4%
2022	800	10,316	22.9%	2.3%
2023	668	8,368	18.5%	1.9%
2024	469	6,087	13.5%	1.4%
Thereafter	257	3,302	7.3%	0.8%

Total	3,628	$45,190	100.0%	10.4%

Lease Expirations - Suburban Maryland

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2020	149	$3,991	17.2%	0.9%
2021	187	3,551	15.3%	0.8%
2022	143	2,905	12.5%	0.7%
2023	244	5,322	22.9%	1.2%
2024	96	2,107	9.1%	0.5%
Thereafter	232	5,337	23.0%	1.2%

Total	1,051	$23,213	100.0%	5.3%

Lease Expirations - Seattle

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2020	234	$3,722	17.0%	0.8%
2021	228	4,548	20.8%	1.0%
2022	240	4,222	19.3%	1.0%
2023	363	4,744	21.7%	1.1%
2024	131	1,895	8.6%	0.4%
Thereafter	185	2,764	12.6%	0.6%

Total	1,381	$21,895	100.0%	4.9%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - Large Tenant Portfolio (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (3)%		Rental Income
2020	2,560	$37,104	13.3%	8.4%
2021	3,018	44,864	16.1%	10.1%
2022	3,362	54,474	19.6%	12.3%
2023	2,716	40,466	14.5%	9.2%
2024	2,118	34,529	12.4%	7.8%
Thereafter	3,935	67,211	24.1%	15.2%

Total	17,709	$278,648	100.0%	63.0%

Lease Expirations - Small Tenant Portfolio (2)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (3)%		Rental Income
2020	1,777	$33,826	20.7%	7.6%
2021	2,239	45,450	27.8%	10.3%
2022	1,747	36,156	22.1%	8.2%
2023	1,028	21,774	13.3%	4.9%
2024	524	12,139	7.4%	2.8%
Thereafter	557	14,275	8.7%	3.2%

Total	7,872	$163,620	100.0%	37.0%

(1)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(2)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.
(3)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

	Total Portfolio Activity
	Wtd. Avg.	Leasing	Customer	Transaction Costs	Transaction Costs	Cash Rental Rate
	Occupancy	Volume	Retention	per Executed Foot	as a % of Rents (1)	Change (2)

Northern Virginia	91.6%	398,000	75.6%	$6.33	10.2%	1.1%

South Florida	94.0%	179,000	51.6%	$1.48	3.2%	7.7%

Silicon Valley	96.3%	245,000	74.1%	$3.06	2.6%	17.8%

East Bay	86.0%	98,000	83.2%	$1.41	1.5%	19.0%

Dallas	90.3%	197,000	66.0%	$3.58	8.7%	3.6%

Suburban Maryland	91.1%	48,000	72.4%	$9.42	12.0%	2.4%

Austin	95.5%	90,000	81.1%	$3.26	4.8%	4.3%

Los Angeles	96.1%	201,000	87.9%	$3.18	6.2%	15.1%

Seattle	98.9%	264,000	92.5%	$0.83	2.0%	30.0%

Orange County	93.4%	84,000	61.7%	$3.23	4.1%	7.7%

San Diego	96.2%	75,000	71.2%	$1.99	3.8%	4.4%

Mid-Peninsula	92.8%	30,000	90.0%	$0.43	0.6%	5.0%
Company Totals by Market	92.9%	1,909,000	75.4%	$3.36	5.2%	9.5%

Industrial	93.1%	1,276,000	75.7%	$2.06	3.3%	15.1%

Flex	93.1%	430,000	76.6%	$5.75	8.5%	2.8%

Office	91.8%	203,000	71.8%	$6.45	9.4%	2.3%

Company Totals by Type	92.9%	1,909,000	75.4%	$3.36	5.2%	9.5%

(1)	Transaction cost percentages are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.
(2)

Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.